Share-Based Payment Compensation Liability	9 Months Ended
Dec. 31, 2024
Shared Based Payment Compensation Liability [Abstract]
Share-Based Payment Compensation Liability
35.	SHARE-BASED PAYMENT COMPENSATION LIABILITY
Replacement Long Term Incentive Plan (“LTIP”) Awards
As at December 31, 2024, 2,451,970 Replacement LTIP Awards remain outstanding with an estimated fair value of US $9.78 per unit based on the market price of the Company’s common shares, for which the Company recognized a liability of $34.5 million (US $24.0 million) (March 31, 2024 - $31.9 million; US $23.6 million) in share-based payment compensation liability on the consolidated statements of financial position. During the nine month period ended December 31, 2024, 297,953 units were settled for common shares and 47,620 units were cancelled
. A portion of the common shares issued to settle these units were sold by the Company for cash of $2.1 million used to settle withholding taxes. During the year ended March 31, 2024, 176,104 units were settled for common shares and 180,796 were cancelled to settle withholding taxes. Loss on change in the fair value of the share-based payment compensation liability for the nine month period ended December 31, 2024 of $5.3 million is presented in the consolidated statements of net (loss) income. Loss on change in the fair value of the share-based payment compensation liability for the year ended March 31, 2024 of $1.2 million is presented in the consolidated statements of net (loss) income.
Continuity of Replacement LTIP units are as follows:

	Nine months ended December 31, 2024	Year ended March 31, 2024

Opening balance	2,776,868	3,059,643

Dividend equivalents and other adjustments	20,675	74,126

Vested and settled	(297,953)	(176,104)

Cancellations	(47,620)	(180,796)

Ending balance	2,451,970	2,776,868